                                                                     Exhibit 4.1

060473

     Number                                                           Shares

USC ________                                                         ________

                  UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK                                                  CUSIP 913837 10 0
                                            SEE REVERSE FOR CERTAIN DEFINITIONS


This Certifies that ___________________________________________________________


is the owner of _______________________________________________________________

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF

                  UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.

       (hereinafter called the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
    This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and By-laws of the Corporation and the amendments from time to time made thereto, copies of which are or will be on file at the principal office of the
   Corporation to all of which the holder by acceptance hereof assents. This
      Certificate is not valid unless countersigned and registered by the
                         Transfer Agent and Registrar.
             WITNESS the facsimile seal of the Corporation and the
             facsimile signatures of its duly authorized officers.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.

             CORPORATE
               SEAL
               1994
             DELAWARE

Dated:

                   /s/ Paul A. McGrath             /s/ C. M. McAninch
                         SECRETARY        PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
  CONTINENTAL STOCK TRANSFER & TRUST COMPANY
            (JERSEY CITY, N.J.)


                                TRANSFER AGENT
BY                               AND REGISTRAR


                              AUTHORIZED OFFICER


                          AMERICAN BANK NOTE COMPANY.
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     The Company will furnish to any shareholder upon request and without charge a full statement of the designation, relative rights, preferences and limitations of the shares of each class authorized to be issued and the designation, relative rights, preferences and limitations of each series of preferred shares which the Company is authorized to issue so far as the same have been fixed, and the authority of the Board of Directors of the Company to designate and fix the relative rights, preferences and limitations of other series.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties
     JT TEN  -- as joint tenants with right of
                survivorship and not as tenants
                in common

UNIF GIFT MIN ACT--_____________ Custodian ___________
                      (Cust)                 (Minor)

                   under Uniform Gifts to Minors

                   Act ________________
                           (State)

   Additional abbreviations may also be used though not in the above list.


For value received, ______________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________


_______________________________________


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated ___________________________


        _______________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



SIGNATURE(S) GUARANTEED:_______________________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.



KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST,
STOLEN, MUTILATED OR DESTROYED, THE CORPORATION
WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION
TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.